Securities and Exchange Commission

Washington, DC 20549

Form 8 – K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2003

Sterling Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-16276 (Commission File Number)	23-2449551 (IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania (Address of principal executive offices)	17601-4133 (Zip Code)

Registrant’s Telephone Number, including area code	(717) 581-6030

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Press Release of Registrant, dated April 22, 2003 Re: Registrant announces first quarter 2003 earnings.

Item 9. Regulation FD Disclosure.

In accordance with the guidance published in SEC Release No. 33-8216, the information included in this Item 9 is furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition”.

On April 22, 2003, Sterling Financial Corporation issued a press release announcing first quarter 2003 earnings. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

		By:	/s/ J. Roger Moyer, Jr. J. Roger Moyer, Jr. President and Chief Executive Officer
DATE	April 22, 2003

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EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original
99.1	Press Release, of Sterling Financial Corporation dated April 22, 2003	4

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